UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2011

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	000-54116	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1160 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.02.                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 25, 2011, the Board of Directors of Manhattan Bancorp (the “Company”) determined, in consultation with the Company’s management, that the Company’s consolidated financial statements in the Quarterly Report on Form 10-Q for the period ended June 30, 2011 (the “Form 10-Q”) contain certain errors in the net loss per share and book value per share amounts and, therefore, should not be relied upon.  The errors resulted from the inclusion of the Company’s non-controlling interests in the calculation of the Company’s basic and diluted loss per share and book value per common share.

For the three and six month periods ended June 30, 2011, the Company had a net loss per basic and fully-diluted share of common stock of $0.40 and $0.76, respectively, as opposed to a net loss per basic and fully-diluted share of common stock of $0.44 and $0.83, respectively, as reported in the Form 10-Q.  For the three month period ended June 30, 2010, the Company had a net loss per basic and fully-diluted share of common stock of $0.30, as opposed to a net loss per basic and fully-diluted share of common stock of $0.32, as reported in the Form 10-Q.  As of June 30, 2011, the Company’s book value per common share was $5.33, as opposed to a book value per common share of $5.31, as reported in the Form 10-Q. As of June 30, 2010, the Company’s book value per common share was $6.49, as opposed to a book value per common share of $6.56, as reported in the Form 10-Q.

In addition, while the narrative in the Form 10-Q accurately stated the Company’s net interest margin and non-performing loans, the Company has identified certain errors with respect to these items in the financial highlights table on page 22 of the Form 10-Q.  For the three and six month periods ended June 30, 2011, the Company had a net interest margin of 3.72% and 3.93%, respectively, as opposed to a net interest margin of 3.73% and 3.34%, respectively, as reported on page 22 of the Form 10-Q.  For the six month period ended June 30, 2010, the Company had a net interest margin of 4.39%, as opposed to a net interest margin of 3.80%, as reported on page 22 of the Form 10-Q.  As of June 30, 2011, the Company had non-performing loans of $2.0 million, as opposed to no non-performing loans as reported on page 22 of the Form 10-Q.

The Company’s management has discussed this matter with McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP
(Registrant)

August 31, 2011	By:	/s/ Brian E. Côté
Brian E. Côté
Executive Vice President and Chief Financial Officer